UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2020

BOOMER HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-215000	36-4833921
(State of Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

8670 W. Cheyenne Avenue, Las Vegas, NV 89129

(Address of principal executive offices, including zip code)

888-266-6370

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	BOMH	OTC Markets

ITEM 8.01	OTHER EVENTS.

Boomer Holdings, Inc. (the “Registrant”) is furnishing this Current Report on Form 8-K to indicate it intends to rely on the Order of the Securities and Exchange Commission of March 25, 2020 (Release No.) (the “Order”), which allows for the delay of certain filings required under the Securities and Exchange Act of 1934, as amended. The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable.

The Registrant is relying on the Order in connection with the Registrant’s Quarterly Report on Form 10-Q for the period ended April 30, 2020, as a result of the circumstances set forth below. The Registrant’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic.

A member of the immediate family of one of the Registrant’s key employees contracted COVID-19, resulting in the quarantining of such employees and self-isolation of other employees as a result of unintended exposure to the employee as well as the family member.  Additionally, the Registrant and its key employees have been subject to shelter-in-place and local travel restrictions.  These absences have created a number of shortages of essential personnel needed to perform various operations for the Registrant including the preparation of the Registrant’s financial statements and management report.

Accordingly, in reliance upon the Order, the Registrant expects to file its Quarterly Report on Form 10-Q no later than 45 days after the due date of filing of June 15, 2020.

Pursuant to the Order, following are the Risk Factors disclosing the impact of COVID-19 onto the Registrant’s business and operations:

Risks Related to the COVID-19 Pandemic

The recent COVID-19 pandemic may adversely affect our business, results of operations, financial condition, liquidity, and cash flow.

While the impact on our business from the recent outbreak of the COVID-19 is unknown at this time and difficult to predict, various aspects of our business could be adversely affected by it.

As of the date of this report, COVID-19 has been declared a pandemic by the World Health Organization, has been declared a National Emergency by the United States Government and has resulted in several states being designated disaster zones. COVID-19 caused significant volatility in global markets, including the market price of our securities. The spread of COVID-19 has caused public health officials to recommend precautions to mitigate the spread of the virus, especially as to travel and congregating in large numbers. In addition, certain states and municipalities have enacted, and additional cities are considering, quarantining and “shelter-in-place” regulations which severely limit the ability of people to move and travel, and require non-essential businesses and organizations to close.

It is unclear how such restrictions, which will contribute to a general slowdown in the global economy, will affect our business, results of operations, financial condition and our future strategic plans.

The recent COVID-19 pandemic may adversely affect our business, and ability to file timely and accurate financial information.

The recent COVID-19 pandemic may adversely affect our business, and ability to file timely and accurate financial information.

As of the date hereof, COVID-19 has been declared a pandemic by the World Health Organization, has been declared a National Emergency by the United States Government and has resulted in several states being designated disaster zones. COVID-19 coronavirus caused significant volatility in global markets, including the market price of our securities. The spread of COVID-19 coronavirus has caused public health officials to recommend precautions to mitigate the spread of the virus, especially as to travel and congregating in large numbers. In addition, certain states and municipalities have enacted, and additional cities are considering, quarantining and “shelter-in-place” regulations which severely limit the ability of people to move and travel, and require non-essential businesses and organizations to close.

Thus far, these restrictions have adversely affected our results of operations and financial condition. A significant portion of the Registrant’s business, financial and governance operations are contracted with certain independent contractors and third-parties currently subject to “lock-down” orders or “shelter in place” recommendations related to the national health crisis created by the COVID-19 pandemic, including key people responsible for assisting the Registrant in the development of its financial statements. As a result of the travel and work restrictions stemming from the COVID-19 pandemic, the Registrant may be unable to fully review and certify certain financial statements that it needs to permit the Registrant to file timely and accurate quarterly Reports on Form 10-Q, including for the quarter ended April 30, 2020, by the prescribed dates without undue hardship and expense to the Registrant.

The success of our business is dependent on the strength of our relationships with our retailer customers, and reductions in or loss of sales to such customers as a result of COVID-19 could have a material adverse effect on our business and financial performance.

Many of the our major customers have experience a significant downturn in their businesses, including impacts from a downturn in the global economy as a result of COVID-19, and as such customers have reduced or discontinued purchases from us. The loss of any or all of these customers could have a material adverse effect on our sales. Many of our major customers have been forced to close operations for an extended period of time, and we cannot reasonably estimate the length or severity of COVID-19 but it currently anticipates a material adverse impact on its financial position and results of operations during fiscal year 2020.

Risks Related to Securities Markets and Investments in Our Securities

General securities market uncertainties resulting from the COVID-19 pandemic.

Since the outset of the pandemic the US and worldwide national securities markets have undergone unprecedented stress due to the uncertainties of the pandemic and the resulting reactions and outcomes of government, business and the general population. These uncertainties have resulted in declines in all market sectors, increases in volumes due to flight to safety and governmental actions to support the markets. As a result, until the pandemic has stabilized, the markets may not be available to the Registrant for purposes of raising required capital. Should we not be able to obtain financing when required, in the amounts necessary to execute on our plans in full, or on terms which are economically feasible we may be unable to sustain the necessary capital to pursue our strategic plan and may have to reduce the planned future growth and scope of our operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that reflect the Registrant's current expectation regarding future events. Actual events could differ materially and substantially from those projected herein and depend on a number of factors. Certain statements in this release, and other written or oral statements made by Boomer Holdings, Inc. are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Registrant's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. The Registrant assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the Registrant's expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the Registrant from time to time with the United States Securities and Exchange Commission and other regulatory authorities.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020	BOOMER HOLDINGS, INC.

	By:	/s/ Michael Quaid
Name: Michael Quaid
Title: Chief Executive Officer